UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
___________

Date of Report (Date of earliest event reported):  April 29, 2011

__________

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)
777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets.

As previously announced, on January 19, 2011, Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), MHR Exchangeco Corporation, a corporation existing under the laws of the Province of Alberta and an indirect wholly-owned subsidiary of the Company (“Exchangeco”), and NuLoch Resources Inc., a corporation existing under the laws of the Province of Alberta (“NuLoch”), entered into an Arrangement Agreement, dated as of January 19, 2011 (the “Arrangement Agreement”), pursuant to which the Company through Exchangeco agreed to acquire all of the issued and outstanding equity of NuLoch.  On May 3, 2011 (the “Closing Date”), the Company’s acquisition of NuLoch was consummated by way of a court-approved plan of arrangement under Alberta law (the “Plan of Arrangement”) and NuLoch became an indirect wholly-owned subsidiary of the Company.

Pursuant to the Arrangement Agreement and Plan of Arrangement, on the Closing Date holders of NuLoch’s Class A shares (the “NuLoch Shares”) who were residents of Canada received, at the holders election, (1) a number of exchangeable shares of Exchangeco (the “Exchangeable Shares”) equal to the number of NuLoch Shares so exchanged multiplied by the exchange ratio of 0.3304 (the “Exchange Ratio”), (2) a number of shares of the Company’s common stock (the “MHR Shares”) equal to the number of NuLoch Shares so exchanged multiplied by the Exchange Ratio, or (3) a combination of Exchangeable Shares and MHR Shares as described in clauses (1) and (2) above.  Holders of NuLoch Shares who were non-Canadian residents received a number of MHR Shares equal to the number of NuLoch Shares so exchanged multiplied by the Exchange Ratio.  The Exchange Ratio of 0.3304 was calculated based on an agreed to value of CAD $2.50 per NuLoch Share which was divided by the volume weighted average price of the Company’s common stock for the seven-day period ending on (and including) the date immediately prior to the date the Arrangement Agreement was executed, or $7.63 per share (as adjusted to account for applicable currency exchange rates).  The Exchange Ratio was not adjusted for any subsequent changes in market prices of the MHR Shares or NuLoch Shares prior to the Closing Date.  Pursuant to a support agreement entered into on the Closing Date by and among the Company, Exchangeco and MHR Callco Corporation, a corporation existing under the laws of the Province of Alberta and wholly-owned subsidiary of the Company (the “Support Agreement”), each Exchangeable Share will be substantially the economic equivalent of a MHR Share and generally will be exchangeable on a one-for-one basis for MHR Shares.  In addition, each holder of an Exchangeable Share will, through a voting and exchange trust agreement (the “Trust Agreement”) entered into on the Closing Date by and among the Company, Exchangeco and the trustee thereunder (the “Trustee”) and the Company’s newly-created special voting preferred stock (the “Special Voting Preferred Stock”), effectively have the ability to cast votes along with holders of the Company’s common stock, as described below under Item 3.03.

The Court of Queen’s Bench of Alberta issued a final order approving the Plan of Arrangement on April 28, 2011.  NuLoch’s securityholders adopted and approved the Arrangement Agreement and the Plan of Arrangement on April 28, 2011.  As described below under Item 5.07, the Company’s stockholders approved the issuance of MHR Shares (including the MHR Shares issuable upon exchange of the Exchangeable Shares) in connection with the transactions contemplated by the Arrangement Agreement and Plan of Arrangement on April 29, 2011.

At the Closing Date, there were 129,760,836 NuLoch Shares issued and outstanding.  After giving effect to the Exchange Ratio, the Company estimates that approximately 38,596,982 MHR Shares and 4,275,998 Exchangeable Shares will be issued to former NuLoch securityholders in connection with the consummation of the Plan of Arrangement.  Based on the closing price of the MHR Shares on the day immediately preceding the Closing Date, the consideration received by NuLoch securityholders in the aggregate had a value of approximately $333.12 million.

The foregoing summary of the completion of the acquisition of NuLoch pursuant to the Arrangement Agreement and Plan of Arrangement does not purport to be complete and is subject to, and qualified in its entirety by, the Arrangement Agreement (including the Plan of Arrangement attached as Exhibit B thereto), Trust Agreement and Support Agreement, copies of which are attached hereto as Exhibits 2.1, 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously announced, on April 13, 2011, upon the completion of the Company’s acquisition of NGAS Resources, Inc., the Company entered into a Second Amended and Restated Credit Agreement (the “Second Restated Credit Agreement”) by and among the Company, Bank of Montreal, as Administrative Agent, Capital One, N.A., as Syndication Agent, Amegy Bank National Association, KeyBank National Association and UBS Securities LLC, as Co-Documentation Agents, BMO Capital Markets, as Lead Arranger and Sole Bookrunner, and the lenders party thereto.  The Second Restated Credit Agreement provides for an asset-based, senior secured revolving credit facility (the “Revolving Facility”) maturing April 13, 2016, and the initial borrowing base was set at $120 million.  Upon the completion of the Company’s acquisition of NuLoch on May 3, 2011, as described above under Item 2.01, the borrowing base under the Revolving Facility was increased to $145 million.

The foregoing description of certain terms of the Second Restated Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the Second Restated Credit Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 3.02                      Unregistered Sale of Equity Securities.

The issuance of the MHR Shares, Exchangeable Shares, and share of Special Voting Preferred Stock on the Closing Date in connection with the consummation of the Plan of Arrangement was not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state of the United States, but such shares were issued in reliance upon the exemption from registration under the Securities Act provided by Section 3(a)(10) of the Securities Act and analogous exemptions under state securities laws.  Section 3(a)(10) of the Securities Act exempts the issuance of securities in exchange for one or more bona fide outstanding securities, where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange will have the right to appear, by any court expressly authorized by law to grant such approval.  The Securities and Exchange Commission (the “SEC”) has provided that the term “any court” in Section 3(a)(10) of the Securities Act includes a foreign court.  As described above under Item 2.01, the Court of Queen’s Bench of Alberta issued a final order approving the Plan of Arrangement on April 28, 2011.

The disclosure under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03                      Material Modification to Rights of Security Holders.

In connection with the completion of the acquisition of NuLoch and the creation and issuance of the Exchangeable Shares, as described above under Item 2.01, the Company filed a Certificate of Designations, Preferences and Rights of the Special Voting Preferred Stock (the “Certificate of Designations”) on May 2, 2011 to create the one share of Special Voting Preferred Stock that was issued to the Trustee appointed under the Trust Agreement.

The share of Special Voting Preferred Stock has a par value of $0.01 per share.  Except as otherwise required by applicable law, the share of Special Voting Preferred Stock is entitled to a number of votes equal to the number of outstanding Exchangeable Shares as of the record date for determining the common stockholders of the Company entitled to vote at such meeting or in connection with any applicable consent that are not owned by the Company or its affiliates, and as to which the holder of the share of Special Voting Preferred Stock has received voting instructions from the holders of such Exchangeable Shares in accordance with the Trust Agreement on all matters submitted to a vote of the Company’s common stockholders, including the election of directors.  The holder of the share of Special Voting Preferred Stock and the holders of MHR Shares will vote together as a single class on all matters, except to the extent voting as a separate class is required by applicable law.  The Trustee will exercise the voting rights attached to the Special Voting Preferred Stock in accordance with the Trust Agreement.  The holder of the share of Special Voting Preferred Stock will not be entitled to receive dividends from the Company and, in the event of liquidation, dissolution or winding up of the Company, will not be entitled to receive any assets of the Company available for distribution to the Company’s common stockholders.  At such time as the Special Voting Preferred Stock has no votes attached to it, the Special Voting Preferred Stock will be cancelled and retired without further action of the Company, its board of directors or its stockholders and without the payment of any consideration in exchange for such cancellation.  The holder of the share of Special Voting Preferred Stock does not have any rights to convert such share into, or exchange such share for, shares of any other series or class of capital stock or other securities or property of the Company.

The foregoing description of the Special Voting Preferred Stock does not purport to be complete and is subject to, and qualified in its entirety by, the Certificate of Designations, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The disclosure under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

As described below under Item 5.07, at the annual and special meeting of stockholders of the Company held on April 29, 2011, the Company’s stockholders approved an amendment (the “Amendment”) to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan (the “Incentive Plan”), which, among others, increased the aggregate number of MHR Shares that may be issued under the Incentive Plan from 15,000,000 to 20,000,000 (as well as a proportionate increase in the maximum number of MHR Shares that may be covered by stock-based awards granted to any participant under the Incentive Plan in a calendar year).

The foregoing description of the Amendment to the Incentive Plan does not purport to be complete and is subject to, and qualified in its entirety by, the Amendment to Incentive Plan, a copy of which is attached as Exhibit 10.4 and is incorporated herein by reference.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

At the annual and special meeting of stockholders of the Company held on April 29, 2011 (the “Meeting”), Proposals 1, 2, 3, 5, 6, 7, 8 and 9 were approved by the Company’s stockholders and Proposal 4 was not approved by the Company’s stockholders.  No other business was properly brought before the Meeting.  The proposals are described in detail in the proxy statement filed by the Company with the SEC on April 1, 2011 (the “Proxy Statement”).  The voting results for the Meeting are set forth below.

Proposal 1 – Issuance of MHR Shares (including MHR Shares issuable upon exchange of Exchangeable Shares) in Connection With the Arrangement Agreement and Plan of Arrangement – The Company’s common stockholders approved the issuance of MHR Shares (including MHR Shares issuable upon exchange of the Exchangeable Shares) in connection with the Arrangement Agreement and the Plan of Arrangement.  The voting results were 44,079,269 shares “FOR” and 1,693,312 shares “AGAINST” with 56,602 abstentions and 17,903,873 broker non-votes.

Proposal 2 – Election of Directors – The Company’s common stockholders elected J. Raleigh Bailes, Sr., Brad Bynum, Victor G. Carrillo, Gary C. Evans, Gary L. Hall, Joe L. McClaugherty, Ronald D. Ormand, Steven A. Pfiefer and Jeff Swanson to serve as directors of the Company until the 2012 annual meeting of the common stockholders of the Company.  The voting results for each of these individuals were as follows:

Director	Votes “FOR”	Votes “WITHHELD”
J. Raleigh Bailes, Sr.	45,431,820	397,363
Brad Bynum	43,520,892	2,308,291
Victor G. Carrillo	43,928,539	1,900,644
Gary C. Evans	42,820,375	3,008,808
Gary L. Hall	42,676,069	3,153,114
Joe L. McClaugherty	43,009,178	2,820,005
Ronald D. Ormand	40,472,091	5,357,092
Steven A. Pfiefer	44,010,790	1,818,393
Jeff Swanson	44,004,027	1,825,156

There were 17,903,873 broker non-votes with respect to Proposal 2.

Proposal 3 – Amendment to the Company’s Certificate of Incorporation to Increase the Authorized Number of MHR Shares to 250,000,000 – The Company’s common stockholders approved the amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to increase the authorized number of MHR Shares from 150,000,000 to 250,000,000.  The voting results were 60,607,622 shares “FOR” and 3,046,472 shares “AGAINST” with 78,962 abstentions.

Proposal 4 – Amendment to the Company’s Certificate of Incorporation to Increase the Authorized Number of Shares of the Company’s Preferred Stock to 15,000,000 – Although the Company’s common stockholders approved the amendment to the Certificate of Incorporation to increase the authorized number of shares of the Company’s preferred stock from 10,000,000 to 15,000,000, holders of the Company’s Series C Cumulative Perpetual Preferred Stock (the “Series C Preferred Stock”) did not approve such amendment, and as a result, Proposal 4 was not approved.  With respect to the Company’s common stockholders, the voting results were 39,112,195 shares “FOR” and 6,602,573 shares “AGAINST,” with 114,415 abstentions and 17,903,873 broker non-votes.  With respect to the holders of the Series C Preferred Stock, the voting results were 1,509,082 shares “FOR” and 250,682 shares “AGAINST” with 33,148 abstentions.

Proposal 5 –Amendment to the Incentive Plan – The Company’s common stockholders approved the Amendment to the Incentive Plan which, among others, increases the aggregate number of MHR Shares that may be issued under the Incentive Plan from 15,000,000 to 20,000,000 (as well as a proportionate increase in the maximum number of MHR Shares that may be covered by stock-based awards granted to any participant under the Incentive Plan in a calendar year).  The voting results were 29,366,610 shares “FOR” and 16,041,764 shares “AGAINST” with 420,809 abstentions and 17,903,873 broker non-votes.

Proposal 6 – Ratification of the Appointment of Hein & Associates LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2011 – The Company’s common stockholders ratified the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  The voting results were 60,217,831 shares “FOR” and 2,895,852 shares “AGAINST” with 619,373 abstentions.

Proposal 7 – Advisory Vote on Executive Compensation – The Company’s common stockholders approved, on an advisory (nonbinding) basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement in accordance with the compensation disclosure rules of the SEC.  The voting results were 38,866,678 shares “FOR” and 6,580,456 shares “AGAINST” with 382,049 abstentions and 17,903,873 broker non-votes.

Proposal 8 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation – The Company’s common stockholders voted, on an advisory (nonbinding) basis, for the option of every three years as the preferred frequency for future advisory votes on executive compensation.  The voting results for each option were as follows:

Frequency	Votes “FOR”
One Year	16,670,935
Two Years	1,267,415
Three Years	24,829,250

There were 3,061,583 abstentions with respect to Proposal 8.

Consistent with a majority of the votes cast with respect to this proposal, the Company’s Board of Directors has determined that the Company will hold a stockholder advisory vote on the compensation of the Company’s named executive officers every three years until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officer as required pursuant to Section 14(A) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Proposal 9 – Adjournment of the Meeting, if Necessary, to Solicit Additional Proxies in Favor of the Foregoing Proposals – The Company’s stockholders approved the proposal to adjourn the Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals.  With respect to the Company’s common stockholders, the voting results were 57,778,388 shares “FOR” and 5,706,678 shares “AGAINST,” with 247,990 abstentions.  With respect to the holders of the Series C Preferred Stock, the voting results were 1,566,810 shares “FOR” and 196,604 shares “AGAINST” with 29,498 abstentions.

Item 9.01                      Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The historical audited consolidated financial statements of NuLoch and its subsidiaries required by Item 9.01(a) of Form 8-K are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)           Pro Forma Financial Information.

The Company will furnish the required pro forma financial information for the transaction described above in Item 2.01 under cover of Form 8-K/A no later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)  Exhibits.

Exhibit No.	Description

2.1
Arrangement Agreement, dated as of January 19, 2011, between the Company, Exchangeco and NuLoch, including Form of Plan of Arrangement attached as Exhibit B thereto (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on January 25, 2011, and incorporated herein by reference)*

3.1	Certificate of Designations, Preferences and Rights of the Special Voting Preferred Stock
10.1	Voting and Exchange Trust Agreement, dated May 3, 2011, by and among the Company, Exchangeco and Valiant Trust Company, as trustee

10.2	Support Agreement, dated May 3, 2011, by and among the Company, Exchangeco and MHR Callco Corporation

10.3	Second Amended and Restated Credit Agreement (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on April 14, 2011, and incorporated herein by reference)
10.4
Amendment to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan (filed as Annex C to the Company’s Proxy Statement of Schedule 14A relating to the Meeting, filed on April 1, 2011, and incorporated herein by reference)

99.1
The historical audited consolidated financial statements of NuLoch and its subsidiaries as of December 31, 2010 and 2009 and for the years then ended, and the notes related thereto (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed on March 9, 2011, and incorporated herein by reference)

*
Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Arrangement Agreement have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: May 5, 2011	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Arrangement Agreement, dated as of January 19, 2011, between the Company, Exchangeco and NuLoch, including Form of Plan of Arrangement attached as Exhibit B thereto (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on January 25, 2011, and incorporated herein by reference)*

3.1	Certificate of Designations, Preferences and Rights of the Special Voting Preferred Stock
10.1	Voting and Exchange Trust Agreement, dated May 3, 2011, by and among the Company, Exchangeco and Valiant Trust Company, as trustee

10.2	Support Agreement, dated May 3, 2011, by and among the Company, Exchangeco and MHR Callco Corporation

10.3	Second Amended and Restated Credit Agreement (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on April 14, 2011, and incorporated herein by reference)
10.4
Amendment to the Magnum Hunter Resources Corporation Amended and Restated Stock Incentive Plan (filed as Annex C to the Company’s Proxy Statement of Schedule 14A relating to the Meeting, filed on April 1, 2011, and incorporated herein by reference)

99.1
The historical audited consolidated financial statements of NuLoch and its subsidiaries as of December 31, 2010 and 2009 and for the years then ended, and the notes related thereto (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed on March 9, 2011, and incorporated herein by reference)

*
Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Arrangement Agreement have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.